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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 13, 2004

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

           Canada                      001-15503                    N/A
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
      Incorporation)                                         Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

      On January 13, 2004, Workstream Inc. (the "Company") issued a press release announcing that the Company has retired its convertible notes and restructured some of its long term leases. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      99.1  Press Release issued on January 13, 2004 by the Company

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.

Dated:  January 13, 2004               By: /s/ Michael Mullarkey
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                                          Name:  Michael Mullarkey
                                          Title: Chief Executive Officer

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                                  Exhibit Index

Exhibit No.  Description
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99.1         Press Release issued on January 13, 2004 by Workstream Inc.